As filed with the Securities and Exchange Commission on April 28, 2023

1933 Act Registration No. 333-270642

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.                ☒   Post-Effective Amendment No. 1

(Check appropriate box or boxes)

HC Capital Trust

(Exact Name of Registrant as Specified in Charter)

Five Tower Bridge, 300 Barr Harbor, 5th Floor

West Conshohocken, PA 19428-2970

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

610-828-7200

Copies of communications to:

Michael P. O'Hare, Partner Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	(With Copy To): Marguerite C. Bateman, Shareholder VedderPrice, P.C. 1401 New York Avenue, Suite 500 Washington, DC 20005

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will go effective immediately upon filing pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is due because an indefinite number of shares has been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor
West Conshohocken, Pennsylvania 19428
(800) 242-9596

The Intermediate Term Municipal Bond II Portfolio
(the "Target Portfolio")

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 20, 2023

A special meeting (the "Meeting") of the shareholders of the Target Portfolio will be held on June 20, 2023 at 10:00 am (Eastern time) at the offices of HC Capital Trust (the "Trust") to vote on the following proposal:

To approve a Plan of Reorganization (the "Plan") between the Target Portfolio and The Intermediate Term Municipal Bond Portfolio.

The Plan provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Portfolio by The Intermediate Term Municipal Bond Portfolio (the "Acquiring Portfolio") in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of the Target Portfolio; and (c) the liquidation and termination of the Target Portfolio (the "Reorganization").

Shareholders of record as of the close of business on April 17, 2023 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting. If the shareholders of the Target Portfolio approve the proposal, then shareholders of the Target Portfolio will become shareholders of the Acquiring Portfolio on or about June 23, 2023 and will no longer be shareholders of the Target Portfolio.

The Board of Trustees (the "Board") of the Trust requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the Internet using the instructions on the proxy card.

The Board recommends that you cast your vote FOR the above proposal as described in the Proxy Statement/Prospectus.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman
Vice President & Treasurer
HC Capital Trust

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor
West Conshohocken, Pennsylvania 19428
(800) 242-9596

THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO

PROXY STATEMENT/PROSPECTUS
April 28, 2023

Introduction

This Proxy Statement/Prospectus contains information that shareholders of The Intermediate Term Municipal Bond II Portfolio, a series of HC Capital Trust (the "Trust"), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference. The Intermediate Term Municipal Bond II Portfolio is referred to herein as the "Target Portfolio." This document is both the proxy statement for the Target Portfolio and also a prospectus for The Intermediate Term Municipal Bond Portfolio (the "Acquiring Portfolio") which is also a series of the Trust. The Target Portfolio and the Acquiring Portfolio are each a series of a registered open-end management investment company. The Target Portfolio and the Acquiring Portfolio collectively are referred to as the "Portfolios" and individually as a "Portfolio."

A special meeting of the shareholders of the Target Portfolio (the "Meeting") will be held at the offices of the Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on June 20, 2023 at 10:00 am (Eastern time). At the Meeting, shareholders of the Target Portfolio will be asked to consider the following proposal:

To approve a Plan of Reorganization (the "Plan") between the Target Portfolio and the Acquiring Portfolio.

The Plan provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of the Target Portfolio; and (c) the liquidation and termination of the Target Portfolio (the "Reorganization").

If the shareholders of the Target Portfolio approve the Plan, then shareholders of the Target Portfolio will become shareholders of the Acquiring Portfolio on or about June 23, 2023 and will no longer be shareholders of the Target Portfolio. The total value of the Acquiring Portfolio shares that shareholders will receive in the Reorganization will be the same as the total value of the shares of the Target Portfolio that shareholders held immediately prior to the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that shareholders should not be required to pay any federal income tax as a result of the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

The Board of Trustees (the "Board") of the Trust has fixed the close of business on April 17, 2023 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Portfolio on the Record Date will be entitled to one vote for each share of the Target Portfolio held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card will be mailed on or about May 8, 2023 to all shareholders eligible to vote on the Reorganization.

The Board has approved the Plan and has determined that the Reorganization is in the best interests of the Target Portfolio and the Acquiring Portfolio and will not dilute the interests of the existing shareholders of the Target Portfolio or the Acquiring Portfolio.

Additional information about the Portfolios is available in the:

•  Prospectus for the Trust;

•  Annual and semi-annual reports to shareholders of the Trust; and

•  Statement of Additional Information ("SAI") for the Trust.

These documents are on file with the Securities and Exchange Commission (the "SEC"). The current prospectus of the Acquiring Portfolio accompanies this Proxy Statement/Prospectus, is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The Trust's prospectus and the most recent annual report to shareholders containing audited financial statements for the most recent fiscal year have been previously mailed to shareholders and are available on the Trust website at www.hccapitalsolutions.com.

Copies of all of these documents are available upon request without charge by visiting or writing to the Trust, at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, or calling (800) 242-9596.

You also may view or obtain these documents on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. You may lose money by investing in the Portfolios.

i

OTHER MATTERS	20
Capitalization	20
Target Portfolio into Acquiring Portfolio	20
Dissenters' Rights	21
Shareholder Proposals	21
WHERE TO FIND ADDITIONAL INFORMATION	21
Exhibits
EXHIBIT A Outstanding Shares of the Target Portfolio	A-1
EXHIBIT B Share Ownership by Large Shareholders, Management and Trustees	B-1
EXHIBIT C Form of Plan of Reorganization	C-1
EXHIBIT D Financial Highlights	D-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

ii

PROPOSAL: TO APPROVE A PLAN OF REORGANIZATION

Shareholders of the Target Portfolio are being asked to consider and approve the Plan that will have the effect of reorganizing the Target Portfolio with and into the Acquiring Portfolio, as summarized below. The Plan provides for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of the Target Portfolio; and (c) the liquidation and termination of the Target Portfolio.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the prospectuses and SAI of the Portfolios. Shareholders should read the entire Proxy Statement/Prospectus and the prospectus of the Acquiring Portfolio carefully for more complete information.

On what am I being asked to vote?

As a shareholder of the Target Portfolio, you are being asked to consider and vote to approve the Plan under which the assets and liabilities of the Target Portfolio will be transferred to the Acquiring Portfolio.

If shareholders of the Target Portfolio approve the Plan, shares of the Target Portfolio will be exchanged for Acquiring Portfolio shares of equal value, which will result in you becoming a shareholder of the Acquiring Portfolio and holding shares of the Acquiring Portfolio equal to the value of your shares of the Target Portfolio. You will no longer be a shareholder of the Target Portfolio and the Target Portfolio will be liquidated and terminated.

Has the Board of Trustees approved the Reorganization?

Yes. The Board has carefully reviewed the proposal and unanimously approved the Plan and the Reorganization. The Board recommends that shareholders of the Target Portfolio vote in favor of the Plan.

What are the reasons for the proposed Reorganization?

HC Capital Solutions (the "Adviser"), an operating division of Hirtle Callaghan & Co. LLC ("Hirtle Callaghan") and the investment adviser of each Portfolio, has recommended the Reorganization for a number of reasons. The Adviser informed the Board that its original reasons for having two separate intermediate-term municipal bond Portfolios are no longer applicable and that it anticipates that consolidation of the Portfolios will reduce the overall non-advisory fee costs paid by shareholders, including those related to administration and auditing. The Adviser also informed the Board that the consolidation is expected to improve the efficiency of managing the total assets of the Portfolios in the aggregate and reduce the amount of trading in client/shareholder accounts. Further, the Adviser believes that the consolidated Acquiring Portfolio will lead to clearer and easier to understand communication with shareholders regarding Hirtle Callaghan's municipal bond mutual fund offerings.

In considering the Reorganization and the Plan, the Board considered these and other factors in concluding that the Reorganization is in the best interest of each Portfolio. The Board's considerations are described in more detail in the "THE PROPOSED REORGANIZATION – Board Considerations in Approving the Reorganization" section below.

What effect will the Reorganization have on me as a shareholder?

Because the Portfolios have different net asset values per share, the number of shares of the Acquiring Portfolio that you receive will likely be different than the number of shares of the Target Portfolio that you own but the total value of your investment will be the same immediately before and after the Reorganization. The principal differences between the Target Portfolio and the Acquiring Portfolio are described in this Proxy Statement/Prospectus. The prospectus that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Portfolio that you will hold shares of following the Reorganization, if approved.

How do the Portfolios' investment objectives, and principal investment strategies and risks compare?

The Acquiring Portfolio and the Target Portfolio have an almost identical investment objective, as set forth below. Each Portfolio's investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

Investment Objectives
Target Portfolio	Acquiring Portfolio
To provide as high a level of current income exempt from Federal income tax, as is consistent with the preservation of capital	To provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital

The principal investment strategies of the Acquiring Portfolio are similar to the principal investment strategies of the Target Portfolio, although the Acquiring Portfolio invests in securities with a slightly shorter average maturity and primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization ("Baa" or higher by Moody's, "BBB" or higher by Standard & Poor's) or, if unrated, that are determined by the Specialist Manager to be of comparable quality, while the Target Portfolio may invest up to 50% of its assets in securities below the top four rating categories of a nationally recognized statistical rating organization. As a result, while the risks of owning shares of each of the Portfolios are similar, they are not exactly the same. In particular, while the Target Portfolio discloses Revenue Bonds Risk and Private Activity Bonds Risk as principal risks, the Acquiring Portfolio does not disclose them as principal risks. The sections below entitled "ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS – Comparison of Principal Investment Strategies" and "Comparison of the Principal Risks of Investing in the Portfolios" compare the principal investment strategies and risks of the Target Portfolio and the Acquiring Portfolio and more fully describe these differences.

How do the Portfolios' expenses compare?

The tables below provide a summary comparison of the expenses of the Target Portfolio and the Acquiring Portfolio, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization. The pro forma expense ratios show projected estimated expenses but actual expenses may be greater or less than those shown. Note that the pro forma management fees are based on the Adviser's current expectation regarding how the Acquiring Portfolio's assets will be allocated after the Reorganization. The exact level of such fees will depend on the actual allocation of assets amongst the various Specialist Managers, which may not match current expectations and would be expected to change over time.

Expense Tables and Expense Examples*

	Current		Combined Pro Forma
	Target Portfolio	Acquiring Portfolio
	HC Strategic Shares	HC Strategic Shares	HC Strategic Shares
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%	0.22%	0.22%
Other Expenses	0.15%	0.09%	0.09%
Acquired Fund Fees and Expenses**	0.33%	0.00%	0.06%
Total Annual Fund Operating Expenses	0.70%	0.31%	0.37%

*  Expense ratios reflect annual Portfolio operating expenses for the most recent fiscal year (as disclosed in the Portfolios' current prospectus, as supplemented). Pro forma numbers are estimated as if the Reorganization had been completed as of December 31, 2022 and the combined Acquiring Portfolio had experienced a full year of combined operations. The pro forma numbers do not include the estimated costs of the Reorganization. For more information on the costs of the Reorganization to be borne by the Portfolios, see "Costs of the Reorganization" below.

**  Unless otherwise indicated, Acquired Fund Fees and Expenses are less than 0.01%.

Expense Example

This Example is intended to help you compare the costs of investing in the Target Portfolio and the Acquiring Portfolio with the cost of investing in other mutual funds. Pro forma combined costs of investing in the Acquiring Portfolio after giving effect to the Reorganization of the Target Portfolio into the Acquiring Portfolio are also provided. All costs are based upon the information set forth in the Fee Tables above.

The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

HC Strategic Shares

	Current		Combined Pro Forma
	Target Portfolio	Acquiring Portfolio
1 year	$72	$32	$38
3 years	$224	$100	$119
5 years	$390	$174	$208
10 years	$871	$393	$468

The Example is not a representation of past or future expenses. Each Portfolio's actual expenses, and an investor's direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Portfolios' projected or actual performance.

For further discussion regarding the Board's consideration of the fees and expenses of the Portfolios in approving the Reorganization, see the section entitled "THE PROPOSED REORGANIZATION – Board Considerations in Approving the Reorganization" in this Proxy Statement/Prospectus.

How do the performance records of the Portfolios compare?

The performance history of each Portfolio for certain periods as of December 31, 2022 is shown below. The bar charts show returns on a before-tax basis and give some indication of risk by showing changes in each Portfolio's yearly performance for each of the last ten full calendar years. The table below compares the performance history of the Acquiring Portfolio's HC Strategic Shares to the performance history of the HC Strategic Shares of the Target Portfolio as of December 31, 2022 and compares each Portfolio's performance over time on a before and after-tax basis to that of a broad based market index. The Trust has a second class of shares, HC Advisors Shares, that are not presented and are not currently being issued. Additionally, there were no HC Advisors Shares outstanding as of December 31, 2022. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The prospectus contains additional performance information under the headings "Performance" and "Financial Highlights." Additional performance information and a discussion of performance are also included in the Trust's most recent annual report to shareholders.

The Acquiring Portfolio's HC Strategic Shares before-tax return for the period from January 1, 2023 through March 31, 2023 (non-annualized) was 1.99%.

Best quarter:	4th Qtr. 2022	3.10%
Worst quarter:	1st Qtr. 2022	-5.26%

The Target Portfolio's HC Strategic Shares before-tax return for the period from January 1, 2023 through March 31, 2023 (non-annualized) was 1.66%.

Best quarter:	1st Qtr. 2019	2.07%
Worst quarter:	1st Qtr. 2022	-7.22%

	Average Annual Total Return
	1 Year	5 Years	10 Years
The Intermediate Term Municipal Bond Portfolio
Return Before Taxes	-5.27%	1.19%	1.45%
Return After Taxes on Distributions	-5.29%	1.15%	1.43%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.49%	1.34%	1.57%
Bloomberg 3-10 Year Blend (2-12) Total Return Index Unhedged	1.98%	2.03%	1.98%
The Intermediate Term Municipal Bond II Portfolio
Return Before Taxes	-12.24%	-0.27%	0.63%
Return After Taxes on Distributions	-12.29%	-0.37%	0.55%
Return After Taxes on Distributions and Sale of Portfolio Shares	-6.48%	0.27%	0.96%
Bloomberg Managed Money Short/Intermediate Index (TR USD)	2.26%	1.86%	1.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Portfolio Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

How do the management, investment adviser and other service providers of the Portfolios compare?

Each Portfolio is overseen by the same Board and officers. In addition, the Adviser serves as the primary investment adviser for each Portfolio under the terms of two separate discretionary investment advisory agreements (the "HC Agreements") with the Trust that contain substantially identical terms for each Portfolio. In particular, the contractual advisory fee rates for the Acquiring Portfolio and the Target Portfolio are identical. The Adviser's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. The Adviser has acted as the principal investment adviser of each Portfolio of the Trust since its organization in 1995. As of December 31, 2022, the Adviser had $17.6 billion under management.

Each Specialist Manager of the Target Portfolio is also a Specialist Manager of the Acquiring Portfolio. The Acquiring Portfolio also employs one additional Specialist Manager.

The Target Portfolio and Acquiring Portfolio have the same administrator, transfer agent, custodian, distributor and auditor that provide the same services to both the Target Portfolio and the Acquiring Portfolio. The Trust's prospectus and SAI describe the services and other arrangements with these service providers.

How do the Portfolios' purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies for the Target Portfolio are the same as those of the Acquiring Portfolio.

Will there be any tax consequences resulting from the proposal?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing the Reorganization. Thus, while there can be no guarantee that the Internal Revenue Service ("IRS") will adopt a similar position, it is expected that shareholders will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Portfolio for shares in the Acquiring Portfolio. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

When is the Reorganization expected to occur?

If shareholders of the Target Portfolio approve the Reorganization, it is anticipated that such Reorganization will occur in the second quarter of 2023.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your "proxy" (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Board, and in its best judgment on other matters.

What will happen if shareholders of the Target Portfolio do not approve the Reorganization?

If the proposed Reorganization is not approved by shareholders, the proposed Reorganization will not be implemented. The Portfolios will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the Target Portfolio exchanged for shares of the Acquiring Portfolio as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Portfolio as of the Record Date and have the right to vote on the very important proposal described herein concerning your Target Portfolio. This Proxy Statement/Prospectus contains information that shareholders of the Target Portfolio should know before voting on the proposed Reorganization. This document is both a proxy statement of the Target Portfolio and also a prospectus for the Acquiring Portfolio.

Where can I find more information about the Portfolios and the Reorganization?

Additional information about the Portfolios can be found in the Trust's prospectus and SAI. The remainder of this Proxy Statement/Prospectus contains additional information about the Reorganization. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call the Trust at 1-800-242-9596.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Comparison of Principal Investment Strategies

The following section compares the principal investment strategies of the Target Portfolio with the principal investment strategies of the Acquiring Portfolio and highlights any key differences. In addition to the principal investment strategies described below, each Portfolio is also subject to certain additional investment policies and limitations, which are described in the Trust's prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Portfolios' investment strategies is described below under "Comparison of Principal Risks of Investing in the Portfolios."

Principal Investment Strategies. Under normal circumstances, each of the Acquiring Portfolio and the Target Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of each Portfolio and may not be changed without shareholder approval.

The Acquiring Portfolio seeks to achieve its investment objective by investing primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization ("Baa" or higher by Moody's, "BBB" or higher by Standard & Poor's) or, if unrated, that are determined by a Specialist Manager to be of comparable quality. The Target Portfolio invests at least 50% of the Portfolio in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization or, if unrated, that are determined by the Specialist Manager to be of comparable quality. At times, up to 50% of the Portfolio may be invested in securities that are rated lower than these top four rating categories ("junk bonds"). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics.

Under normal market conditions, Municipal Securities purchased for the Acquiring Portfolio have varying maturities, but under normal circumstances the Portfolio has an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg 3-10 Year Blend (2-12) Total Return Index, currently 0 to 12 years. The Portfolio's actual average maturity was 4.49 years as of December 31, 2022. Municipal Securities purchased for the Target Portfolio will also have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg 3-15 Year Blend Municipal Bond Index, currently 0 to 15 years. The Portfolio's actual average maturity was 4.83 years as of December 31, 2022.

Each Portfolio is authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities.

Each Portfolio is authorized to invest up to 20% of its net assets in taxable instruments.

Each Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or ETFs. The Portfolio normally writes covered call and put options which have an initial maturity of up to nine months and that are "out of the money" at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio's policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

Each Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio's benchmark over time.

Comparison of Principal Risks of Investing in the Portfolios

The table below describes the principal risks that may affect each Portfolio's investment portfolio. For more information on the risks associated with the Acquiring Portfolio, see the "Further Information About the Trust's Investment Policies" section of the Trust's SAI.

Principal Risk	Portfolios Subject to Risk

Management Risk – the risk that the investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

Acquiring Portfolio Target Portfolio

Market Risk – the risk that the value of the securities held by a portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

Acquiring Portfolio Target Portfolio

Tax Risk – changes in Federal tax laws or regulations could change the tax-exempt status of income from any or all of the Portfolio's municipal securities. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for Federal tax purposes.

Acquiring Portfolio Target Portfolio

Credit Risk – an investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time, thus potentially reducing the Portfolio's return. Changes in economic conditions are likely to cause issuers of these fixed income securities to be unable to meet their obligations. The lower the rating of a debt security, the higher its credit risk. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Acquiring Portfolio Target Portfolio

Principal Risk	Portfolios Subject to Risk
Interest Rate Risk – the value of fixed income securities held in the Portfolio, including U.S. Government securities, may decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. U.S. Government securities can exhibit price movements resulting from changes in interest rates.
During low interest rate environments, the risk that interest rates will rise is increased. Such increases may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. These risks are greater when a low interest rate environment has existed for an extended period of time.	Acquiring Portfolio Target Portfolio

Call/Prepayment Risk – municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.

Acquiring Portfolio Target Portfolio

Extension Risk – these securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

Acquiring Portfolio Target Portfolio

High Yield Bond Risk – high yield bonds, commonly referred to as "junk bonds," are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer's financial health. Change in market interest rates will also affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

Acquiring Portfolio Target Portfolio

Liquidity Risk – at times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Acquiring Portfolio Target Portfolio

Principal Risk	Portfolios Subject to Risk

Municipal Bond Risk – the risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer's regional economic conditions may affect the municipal security's value, interest payments, repayment of principal and the Portfolio's ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security's value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Acquiring Portfolio Target Portfolio

Revenue Bonds Risk – payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source.

Target Portfolio

Private Activity Bonds Risk – municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Portfolio's investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

Target Portfolio

Investment in Other Investment Companies Risk – as with other investments, investments in other investment companies are subject to market and selection risk. To the extent that the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the acquired investment companies.

Acquiring Portfolio Target Portfolio

Exchange-Traded Funds Risk – in addition to the risks of investing in other investment companies generally, an investment in securities issued by an ETF may be subject to the following risks: (1) shares of the ETF may trade at a discount to its net asset value; (2) an active trading market for the ETF's shares may not develop; (3) the exchange on which the ETF is listed may, under certain circumstances, suspend trading of the ETF's shares; and (4) to the extent that an ETF is acquired in order to track a specific asset or index, the ETF may fail to effectively accomplish that goal.

Acquiring Portfolio Target Portfolio

Principal Risk	Portfolios Subject to Risk

General Derivative Risks – derivatives may be volatile and may involve significant risks. The Portfolio's exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio's losses and reducing the Portfolio's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.

Acquiring Portfolio Target Portfolio

Counterparty Risk – the Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.

Acquiring Portfolio Target Portfolio

Principal Risk	Portfolios Subject to Risk

Derivatives Tax Risk – compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio's taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio's securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio's use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Acquiring Portfolio Target Portfolio

Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the "exercise price") during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

Acquiring Portfolio Target Portfolio

Principal Risk	Portfolios Subject to Risk

Options Writing Strategy Risk – if the underlying index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index.

Acquiring Portfolio Target Portfolio

Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

Acquiring Portfolio Target Portfolio

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Portfolio has adopted fundamental investment restrictions concerning, among other things, diversification of the Portfolio's investment portfolio, concentration in particular industries, borrowing and loaning money, and investing in real estate and commodities. The fundamental and non-fundamental investment restrictions of the Portfolios are the same.

Fundamental investment restrictions cannot be changed without shareholder approval, and non-fundamental investment restrictions may be changed by the Trust's Board. Both the Target Portfolio and the Acquiring Portfolio may be subject to other investment restrictions that are not identified above. A full description of the Target Portfolio's and the Acquiring Portfolio's investment policies and restrictions may be found in the Trust's SAI.

Comparison of Specialist Managers

As noted above, each Portfolio is authorized to operate on a multi-manager basis. Each Specialist Manager of the Target Portfolio is also a Specialist Manager of the Acquiring Portfolio. The Acquiring Portfolio also employs one additional Specialist Manager, Insight North America LLC ("Insight"). The chart below identifies each of the Specialist Managers for the Portfolios. As of March 14, 2023, the Target Portfolio allocated its assets to Breckinridge Capital Advisors, Inc. ("Breckinridge") and City of London Investment Management Company Limited ("CLIM") and the Acquiring Portfolio allocated its assets to Insight. Upon the closing of the Reorganization, it is expected that the Acquiring Portfolio will allocate the combined Portfolio assets to each of Breckinridge, CLIM and Insight in the same proportion as the assets are currently allocated among the three Specialist Managers.

Specialist Manager	Portfolios
Breckinridge Capital Advisors, Inc. ("Breckinridge"). Breckinridge's principal offices are located at 125 High Street, Suite 431, Boston, MA 02110. For its services, Breckinridge receives a fee of 0.125% of the average daily net assets of that portion of each Portfolio allocated to Breckinridge.	Acquiring Portfolio Target Portfolio
City of London Investment Management Company Limited ("CLIM"). CLIM's principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom (UK) and it has its U.S. office in Coatesville, Pennsylvania. For its services, CLIM receives an annual fee, calculated daily and payable monthly, based on an annual percentage of the average daily net assets of the Portfolio allocated to CLIM from time to time of 0.45%.	Acquiring Portfolio Target Portfolio
Insight North America LLC ("Insight"). Insight's principal offices are located at 200 Park Avenue, New York, NY 10166. For its services, Insight receives a fee, at the annual rate of 0.25% for the first $100 million of the "Combined Assets" of that portion of the Portfolio allocated to Insight and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Insight's fee for the Portfolio, the term "Combined Assets" shall mean the consolidated total amount of the municipal securities strategy assets managed by Insight in The Intermediate Term Municipal Bond Portfolio and certain other similar assets managed by Insight for clients of Hirtle Callaghan and Co., LLC.	Acquiring Portfolio
Parametric Portfolio Associates LLC ("Parametric"). Parametric's principal offices are located at 800 Fifth Ave, Suite 2800, Seattle, WA 98104. For its services, Parametric is entitled to a flat fee of $4,500 for each calendar month in which a Portfolio has assets allocated to Parametric for management using its options overlay strategy.	Acquiring Portfolio Target Portfolio

Comparison of Distribution Arrangements

Each Portfolio has registered two classes of shares, HC Strategic Shares and HC Advisors Shares, however, only HC Strategic Shares are currently being offered by each Portfolio and there were no HC Advisors Shares outstanding as of December 31, 2022.

Neither Portfolio is subject to any sales charge. HC Strategic Shares of the Portfolios are not subject to any 12b-1 Plan.

Comparison of Purchase and Redemption Procedures

The purchase procedures employed by the Target Portfolio and the Acquiring Portfolio are the same. The Acquiring Portfolio's prospectus enclosed with this Proxy Statement/Prospectus describes in detail how shareholders can purchase Acquiring Portfolio shares. Shares of each Portfolio are only available to investors for whom the Adviser, or any affiliate of the Adviser, provides a complete program of investment advisory services.

Comparison of Distribution Policies

Income dividends, if any, on each of the Portfolios are paid on a monthly basis. Capital gains for each of the Portfolios, if any, are distributed at least annually.

Forms of Organization and Securities to be Issued

Each of the Portfolios is a series of HC Capital Trust, a Delaware statutory trust. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Portfolio and the Acquiring Portfolio. Each share of the Acquiring Portfolio represents an equal proportionate interest with each other share of the Portfolio, and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by the Trust's governing instruments, the Board or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The assets and liabilities of each Portfolio are legally separate from the assets and liabilities of any other portfolio of the Trust. More information about the voting, dividend and other rights associated with shares of the Portfolios can be found in the Trust's SAI.

Where to Find More Information

For more information with respect to each Portfolio concerning the following topics, please refer to the following sections of the Trust's prospectus: (i) see "Fund Management" for more information about the management of a Portfolio; (ii) see "Dividends and Distributions" for more information about a Portfolio's policy with respect to dividends and distributions; and (iii) see "Shareholder Information: Purchases and Redemptions" and "Federal Taxes" for more information about the pricing, purchase, redemption and repurchase of shares of a Portfolio, tax consequences to shareholders of various transactions in shares of a Portfolio, and distribution arrangements of a Portfolio.

THE PROPOSED REORGANIZATION

Summary of Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Exhibit C to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Portfolio approve the Plan and other closing conditions are satisfied, the assets of the Target Portfolio will be delivered to the Acquiring Portfolio's custodian for the account of the Acquiring Portfolio in exchange for the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio and delivery by the Acquiring Portfolio to the Target Portfolio for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Portfolio of a number of shares of the Acquiring Portfolio (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Portfolio so transferred, all determined and adjusted as provided in the Plan. The value of your account with the Acquiring Portfolio immediately after a Reorganization will be the same as the value of your account with the Target Portfolio immediately prior to a Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the "Closing") is expected to occur in the second quarter of 2023, (the "Closing Date") immediately prior to the opening of regular trading on the New York Stock Exchange on the Closing Date (the "Effective Time"). Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Portfolio will be terminated in accordance with its governing documents and applicable law.

If shareholders of the Target Portfolio do not approve the Plan or if the Reorganization does not otherwise close, the Board will consider what additional action to take. The Plan may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

Board Considerations in Approving the Reorganization

The Board of Trustees considered matters relating to the proposed Reorganization during a meeting of the Board held in March 2023. The Adviser recommended the Reorganization, explaining that its original reasons for having two separate intermediate-term municipal bond Portfolios were no longer applicable and that it believed that the Reorganization would result in operational efficiencies and savings for investors over time. The Board also considered the expected effect of the Reorganization on the management fees and overall fees and expenses paid by each of the Portfolios, noting that overall fees and expenses paid by shareholders of the Acquiring Portfolio were expected to increase, while overall fees and expenses paid by shareholders of the Target Portfolio were expected to decrease. The Board noted that the fees charged by each of the individual Specialist Managers were not changing and that each Specialist Manager was expected to continue to manage the same amount of assets after the Reorganization. Additionally, the Adviser provided analysis indicating that the consolidation of the Portfolios would reduce the overall non-advisory fee costs paid by shareholders, including those costs related to administration and auditing fees. Finally, the Adviser noted that there was substantial overlap in the identity of the shareholders as between the two Portfolios.

The Board considered the potential benefits and costs of the Reorganization to the Target Portfolio, the Acquiring Portfolio and their respective shareholders. The Board reviewed detailed information comparing the following information for the Target Portfolio and the Acquiring Portfolio: (1) investment objectives, policies and restrictions; (2) portfolio management and capabilities of Specialist Managers; (3) portfolio composition; (4) the comparative short-term and long-term investment performance; (5) the current expense ratios and expense structures, including contractual investment advisory fees; (6) relative identity of shareholders; and (7) relative asset size and potential administrative cost savings. The Board also considered the benefits to the Target Portfolio of: (i) combining with a similar portfolio to create a larger portfolio; and (ii) the expected tax-free nature of the Reorganization for the Target Portfolio and its shareholders for federal income tax purposes. The Board also considered the overall goal of the Reorganization to reduce administrative costs and improve efficiencies.

Based upon the information and considerations described above, the Board, on behalf of the Target Portfolio and the Acquiring Portfolio, approved the Reorganization in order to combine the Target Portfolio with and into the Acquiring Portfolio. The Board also determined that shareholders of the Portfolios were expected to benefit from the size of the combined Acquiring Portfolio assets, which the Adviser represented could include a reduction in expenses that over time offsets the costs of the Reorganization. The Board concluded that the Reorganization would be in the best interests of the Target Portfolio and the Acquiring Portfolio and consistent with the expectations of each Portfolios' shareholders and that no dilution of interests would result to the shareholders of the Target Portfolio or the Acquiring Portfolio from the Reorganization. Consequently, the Board approved the Plan and the Reorganization at its meeting held on March 14, 2023.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account or qualified retirement plan.

The Reorganization is intended to qualify as tax-free reorganization for federal income tax purposes pursuant to Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization of the Target Portfolio into the Acquiring Portfolio are as follows:

•  no gain or loss will be recognized by the Target Portfolio or the shareholders of the Target Portfolio as a result of the Reorganization;

•  no gain or loss will be recognized by the Acquiring Portfolio as a result of the Reorganization;

•  the basis of the assets of the Target Portfolio received by the Acquiring Portfolio will be the same as the basis of these assets in the hands of the Target Portfolio immediately before the transaction;

•  the holding period of the assets of the Target Portfolio received by the Acquiring Portfolio will include the period during which such assets were held by the Target Portfolio;

•  the aggregate tax basis of the shares of the Acquiring Portfolio to be received by a shareholder of the Target Portfolio as part of the Reorganization will be the same as the shareholder's aggregate tax basis of the shares of the Target Portfolio; and

•  the holding period of the shares of the Acquiring Portfolio received by a shareholder of the Target Portfolio as part of the Reorganization will include the period that a shareholder held the shares of the Target Portfolio (provided that such shares of the Target Portfolio are capital assets in the hands of such shareholder as of the Closing).

Neither the Target Portfolio nor the Acquiring Portfolio have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Portfolio and the Acquiring Portfolio as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of the Target Portfolio and the Acquiring Portfolio upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Portfolio, the Acquiring Portfolio, or any Target Portfolio shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See "Where to Find Additional Information."

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Portfolio would recognize gain or loss on the transfer of its assets to the Acquiring Portfolio and each shareholder of the Target Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it receives.

Prior to the Closing of the Reorganization, the Target Portfolio will distribute, to its shareholders substantially all previously undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax or as otherwise deemed desirable. To the extent that such distributions are not "exempt-interest dividends," the dividends may be taxable to shareholders for federal income tax purposes. Such distributions, if made, are anticipated to be made in the 2023 calendar year and would be taxable to shareholders in such year.

The tax attributes, including capital loss carryovers, if any, of the Target Portfolio move to the Acquiring Portfolio in the Reorganization. Capital losses of a Portfolio may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of the Target Portfolio and the Acquiring Portfolio are available to offset future gains recognized by the combined Portfolio, subject to limitations under the Code. Where these limitations apply, all or a portion of a Portfolio's capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Portfolio and its shareholders post-Closing. First, a Portfolio's capital loss carryovers are subject to an annual limitation if that Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Portfolio in a Reorganization on the Reorganization date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Portfolio on the Reorganization Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of a Reorganization that are realized by the combined Acquiring Portfolio in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and "built-in losses") of the other Portfolio. Third, the capital losses of the Target Portfolio that may be used by the Acquiring Portfolio (including to offset any "built-in gains" of the Target Portfolio itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Portfolio for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. As of June 30, 2022 none of the Portfolios had any capital loss carryovers.

In addition, if the Acquiring Portfolio following the Reorganization has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Portfolio, shareholders of the Target Portfolio, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The unrealized appreciation (depreciation) in value of the portfolio investments of the Target Portfolio on a tax basis as a percentage of its net asset value is -7.67% at June 30, 2022, compared to that of the Acquiring Portfolio at June 30, 2022 of -4.03%.

After the Reorganization, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.

Costs of the Reorganization

The total cost of the Reorganization, whether or not it is approved, will be paid by the Acquiring Portfolio and the Target Portfolio, based upon relative net assets, and is estimated to be $126,700. The costs of a Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization. The Adviser has represented that neither Portfolio is expected to incur any transaction costs as a result of the Reorganization.

VOTING INFORMATION

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Portfolio shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card are expected to be mailed on or about May 8, 2023 to all shareholders entitled to vote. Shareholders of record of the Target Portfolio as of the close of business on April 17, 2023 (the "Record Date") are entitled to vote at the Meeting. The number of outstanding shares of the Target Portfolio on the Record Date can be found at Exhibit A. Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Portfolio in writing at the address of the Target Portfolio set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a "legal proxy" from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid shareholders' meeting of the Target Portfolio. For the Target Portfolio, a quorum will exist if shareholders representing 40% of the outstanding shares of the Target Portfolio entitled to vote are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the Plan. Because the proposal described in this Proxy Statement/Prospectus is considered "non-routine," under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Plan are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including, among other things, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Plan

The Board has unanimously approved the Plan, subject to shareholder approval. Shareholder approval of the Plan requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Portfolio. Abstentions are counted as present but are not considered votes cast at the Meeting. Abstentions therefore will have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Target Portfolio.

Other Meeting Matters

Management is not aware of any matters to be presented at the Meeting other than as discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of April 17, 2023, to the knowledge of the Target Portfolio and the Acquiring Portfolio, owned 5% or more of the outstanding shares of the Target Portfolio or the Acquiring Portfolio, respectively, can be found at Exhibit B.

Information regarding the ownership of shares of the Target Portfolio and the Acquiring Portfolio by the Trustees and executive officers of the Trust can be found at Exhibit B.

OTHER MATTERS

Capitalization

The following table sets forth, as of March 28, 2023, for the Reorganization the total net assets, number of shares outstanding and net asset value per share of each Portfolio. This information is generally referred to as the "capitalization" of a Portfolio. The term "pro forma capitalization" means the expected capitalization of the Acquiring Portfolio after it has combined with the Target Portfolio. The capitalizations of the Target Portfolio, the Acquiring Portfolio are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

Target Portfolio into Acquiring Portfolio

	The Intermediate Term Municipal Bond II Portfolio (Target)	The Intermediate Term Municipal Bond Portfolio (Acquiring)	Adjustments*	The Intermediate Term Municipal Bond Portfolio (Acquiring) (pro forma)
Net assets	$74,067,509	$411,614,356	$(126,700)	$485,555,165
Shares outstanding	8,183,416	42,106,742	(642,391)	49,647,767
Net asset value per share	$9.05	$9.78	-	$9.78

*  Adjustments represent expenses expected to be incurred in connection with the Reorganization.

Dissenters' Rights

If the Reorganization is approved at the Meeting, Target Portfolio shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Portfolio, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Portfolio shareholders will hold shares of the Acquiring Portfolio, which may also be redeemed at net asset value.

Shareholder Proposals

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

WHERE TO FIND ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual reports filed by the Trust as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for HC Capital Trust is 33-87762.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Portfolio files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed (including the Registration Statement relating to the Portfolios on Form N-14 of which this Proxy Statement/Prospectus is a part) are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can also obtain these items from the Trust's website at http://www.hccapitalsolutions.com.

EXHIBIT A

Outstanding Shares of the Target Portfolio

As of April 17, 2023, there were the following number of shares outstanding of the Target Portfolio:

Target Portfolio	Number of Shares Outstanding
The Intermediate Term Municipal Bond II Portfolio	8,158,328.729

A-1

EXHIBIT B

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

Ownership of The Intermediate Term Municipal Bond II Portfolio

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 17, 2023, to the best knowledge of Trust owned 5% or more of the outstanding shares of The Intermediate Term Municipal Bond II Portfolio. A shareholder who owns beneficially 25% or more of the outstanding securities of The Intermediate Term Municipal Bond II Portfolio is presumed to "control" the Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5,062,536.387	62.05%
CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	1,856,160.809	22.75%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	584,602.345	7.17%

*  The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Trust, the ownership of shares of The Intermediate Term Municipal Bond II Portfolio by executive officers and Trustees of the Trust as a group constituted less than 1% of The Intermediate Term Municipal Bond II Portfolio as of April 17, 2023.

B-1

Ownership of The Intermediate Term Municipal Bond Portfolio

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 17, 2023, to the best knowledge of Trust owned 5% or more of the outstanding shares of The Intermediate Term Municipal Bond Portfolio. A shareholder who owns beneficially 25% or more of the outstanding securities of The Intermediate Term Municipal Bond Portfolio is presumed to "control" the Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares Owned	Percent Owned of Record*
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	24,572,663.683	57.98%
CAPINCO C O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212	11,954,228.293	28.21%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,547,782.248	6.01%

*  The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Trust, the ownership of shares of The Intermediate Term Municipal Bond Portfolio by executive officers and Trustees of the Trust as a group constituted less than 1% of The Intermediate Term Municipal Bond Portfolio as of April 17, 2023.

B-2

EXHIBIT C

FORM OF PLAN OF REORGANIZATION

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the "Plan") is dated the 14th day of March, 2023, and has been adopted by the Board of Trustees of HC Capital Trust (the "Trust"), a Delaware statutory trust, to provide for the reorganization of its Intermediate Term Municipal Bond II Portfolio (the "Target Portfolio) into its Intermediate Term Municipal Bond Portfolio (the "Acquiring Portfolio"). The Target Portfolio and the Acquiring Portfolio (each a " Portfolio" and together, the "Portfolios") are each separate investment portfolios of the Trust.

Background

The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Trustees of the Trust has determined that it is in the best interests of the Target Portfolio and its shareholders to be reorganized through the transfer of all of its assets and liabilities to the Acquiring Portfolio, upon the terms set forth in this Plan (the "Reorganization"). The Board of Trustees of the Trust has also determined that the Reorganization is in the best interests of the Target Portfolio and that the interests of the Target Portfolio's existing shareholders will not be diluted as a result of the Reorganization. The Board of Trustees of the Trust has also determined that the Reorganization is in the best interests of the Acquiring Portfolio's existing shareholders and that the interests of the Acquiring Portfolio's existing shareholders will not be diluted as a result of the Reorganization.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and any successor provision.

The Reorganization

At the Effective Time of the Reorganization (as defined below), all property of every description, and all interests, rights, privileges and powers of the Target Portfolio, subject to all liabilities of the Target Portfolio, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Target Portfolio to the Acquiring Portfolio and will be assumed by the Acquiring Portfolio, such that at and after the Effective Time of the Reorganization the Assets of the Target Portfolio will become and be the Assets of the Acquiring Portfolio. In exchange for the transfer of the Assets of the Target Portfolio, the Acquiring Portfolio will contemporaneously issue to the Target Portfolio full and fractional HC Strategic and HC Advisors shares, as applicable, of the Acquiring Portfolio. The number of HC Strategic and HC Advisors shares of the Acquiring Portfolio so issued will have an aggregate net asset value equal to the value of the Assets of the Target Portfolio (each such transaction between the Acquiring Portfolio and the Target Portfolio is hereinafter referred to as a "Portfolio Transaction"). The net asset value of the Target Portfolio and of the Acquiring Portfolio shall be determined as of 4:00 p.m., Eastern time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Trustees or an authorized officer of the Trust. The net asset value of the Target Portfolio and the Acquiring Portfolio shall be computed in the manner set forth in the Portfolios' then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of the Target Portfolio will attach to the Acquiring Portfolio as aforesaid and may thenceforth be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by it.

Prior to the Effective Time of the Reorganization, the Target Portfolio shall have declared a dividend or dividends, with a record date and ex-dividend date prior to such Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income for the taxable year ended prior to the Effective Time of the Reorganization and substantially all of such investment company taxable income for the final taxable year ending immediately prior to the Effective Time of the Reorganization (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Portfolio's net capital gain recognized in its taxable year ended prior to the Effective Time of the Reorganization and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Target Portfolio's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Effective Time of the Reorganization and at least 90 percent of such net tax-exempt income for such final taxable year.

At the Effective Time of the Reorganization, the Target Portfolio shall liquidate and will make a liquidating distribution to the holders of its HC Strategic or HC Advisors Shares of HC Strategic and HC Advisors shares, respectively, of the Acquiring Portfolio, such that the number of shares of the Acquiring Portfolio that are distributed to a shareholder of the Target Portfolio will, as indicated above, have an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Portfolio that are outstanding immediately prior to the Effective Time of the Reorganization. Fractional Acquiring Portfolio shares will be rounded to the third place after the decimal point. In addition, each such shareholder will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to the shares of the Target Portfolio held by the shareholder immediately prior to the Effective Time of the Reorganization.

The stock transfer books of the Trust with respect to the Target Portfolio will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to the Target Portfolio will be deemed to be redemption requests for shares of the Acquiring Portfolio issued in the Reorganization. As of the Effective Time of the Reorganization, all issued and outstanding shares of the Target Portfolio will be canceled on the books of the Trust.

Any transfer taxes payable upon the issuance of Acquiring Portfolio shares in a name other than the registered holder of the Target Portfolio shares on the books of any Fund will be paid by the person to whom such Acquiring Portfolio shares are to be distributed as a condition to such transfer.

The legal existence of the Target Portfolio will be terminated as promptly as reasonably practicable after the Effective Time of the Reorganization. After the Effective Time of the Reorganization, the Target Portfolio shall not conduct any business except in connection with its liquidation and termination.

The "Effective Time of the Reorganization" for purposes of this Plan shall be the opening of business on June 23, 2023, at the offices of Hirtle Callaghan & Co., LLC, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or at such other time and place as may be determined by the Board of Trustees or an authorized officer of the Trust.

Actions by Shareholders of the Target Portfolio

Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Trustees of the Trust will call, and the Trust will hold, a meeting of the shareholders of the Target Portfolio to consider and vote upon:

(1) Approval of this Plan and the transactions contemplated hereby.

(2) Such other matters as may be determined by the Board of Trustees of the Trust.

Conditions to the Reorganization

Consummation of this Plan and the Effective Time of the Reorganization will be subject to the following additional conditions:

i.  The Trust will have received an opinion of Stradley Ronon Stevens & Young LLP, based on reasonable representations and assumptions, to the effect that:

1.  the shares of the Acquiring Portfolio issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be legally issued, fully paid and non-assessable; and

2.  for federal income tax purposes: (A) the acquisition by the Acquiring Portfolio of the assets of the Target Portfolio in return for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the Target Portfolio followed by the distribution of those shares to the Target Portfolio shareholders will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Portfolio and the Target Portfolio will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (B) the Target Portfolio will recognize no gain or loss upon the transfer of its assets and liabilities to the Acquiring Portfolio; (C) the Acquiring Portfolio will recognize no gain or loss upon the receipt of the assets of the Target Portfolio in exchange for Acquiring Portfolio shares and the assumption of the liabilities of the Target Portfolio; (D) no gain or loss will be recognized by the Acquired Portfolio upon the distribution of Acquiring Portfolio shares to its respective shareholders in liquidation of the Acquired Portfolio (in pursuance of the Plan); (E) no shareholder of the Target Portfolio will recognize gain or loss upon the receipt of Acquiring Portfolio shares in exchange for Target Portfolio shares; (F) each shareholder of the Target Portfolio will obtain an aggregate tax basis in the Acquiring Portfolio shares received in the exchange equal to the shareholder's aggregate tax basis in the Target Portfolio shares exchanged; (G) the tax basis of the assets of the Target Portfolio received by the Acquiring Portfolio will be the same as the tax basis of those assets to the Target Portfolio immediately before the transfer; (H) the holding period of Acquiring Portfolio shares received by each shareholder of the Target Portfolio (including fractional shares to which they may be entitled) will include the holding period of the corresponding Target Portfolio shares exchanged by that shareholder, provided that at the time of the exchange the Target Portfolio shares were held by that shareholder as capital assets; (I) the holding period of the Acquiring Portfolio for the assets of the Target Portfolio transferred to it will include the period during which those assets were held by the Target Portfolio; and (J) the Acquiring Portfolio will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of the Acquired Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

ii.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transaction contemplated hereby will be obtained, except where failure to obtain such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Target Portfolio or the Acquiring Portfolio, provided that the Trust may waive any of such conditions for itself or the respective Portfolios.

iii.  At the Effective Time of the Reorganization, the Trust, on behalf of the Target Portfolio, will have good and marketable title to the assets to be transferred to the Acquiring Portfolio and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Acquiring Portfolio will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended.

iv.  Acquiring Portfolio shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust.

Miscellaneous

i.  This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Delaware.

ii.  This Plan and the Reorganization contemplated hereby may be terminated and abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Trustees of the Trust.

iii.  At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Target Portfolio, the Trust may, upon authorization by the Board of Trustees and without the approval of shareholders of the Target Portfolio, amend any of the provisions of this Plan.

iv.  The transaction expenses and explicit brokerage costs incurred in connection with the Reorganization will be borne by the Portfolios.

v.  The Trust, by consent of its Board of Trustees, or an officer authorized by such Board of Trustees, may waive any condition to the obligations of the Target Portfolio or the Acquiring Portfolio hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Portfolio or the Acquiring Portfolio.

vi.  The name "HC Capital Trust" is the designation of the trustees for the time being under a Second Amended and Restated Agreement and Declaration of Trust dated March 8, 2010, and all persons dealing with the Trust or a Portfolio must look solely to the property of the Trust or such Portfolio for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Portfolio shall be liable for any claims against any other Portfolio. The Trust and

HC Capital Solutions specifically acknowledge and agree that any liability of the Trust under this Plan with respect to a particular Portfolio, or in connection with the transactions contemplated herein with respect to a particular Portfolio, shall be discharged only out of the assets of the particular Portfolio and that no other portfolio of the Trust shall be liable with respect thereto.

vii.  The representations, warranties and covenants contained in this Plan shall not survive the consummation of the transactions contemplated hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

HC CAPITAL TRUST

on behalf of The Intermediate Term Municipal Bond
Portfolio and The Intermediate Term Municipal
Bond II Portfolio

By

Name:

Title:

EXHIBIT D

FINANCIAL HIGHLIGHTS

These financial highlight tables are intended to help you understand the Acquiring Portfolio's and the Target Portfolio's financial performance for the past five fiscal years and are included in the prospectuses for the Acquiring Portfolio and the Target Portfolio which are incorporated herein by reference and also accompany this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This financial information for the years ended June 30, 2022 and 2021 has been audited by Grant Thornton LLP, whose report, along with the Trust's financial statements, is incorporated by reference into the Statement of Additional Information, which is available upon request. The financial information for the years ended June 30, 2020, 2019 and 2018 were audited by the Trust's previous independent auditors.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:						Ratios/Supplementary Data:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets, at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers*(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers*(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)
The Intermediate Term Municipal Bond Portfolio HC Strategic Shares
Six Months ended December 31, 2022 (Unaudited)	$9.63	$0.09	(d)	$(0.01)	$0.08	$(0.09)	$—	$(0.09)	$9.62	0.82%	$324,043	0.31%	0.31%	1.78%	15%
Year Ended June 30, 2022	10.42	0.16	(d)	(0.77)	(0.61)	(0.16)	(0.02)	(0.18)	9.63	(5.98)%	371,098	0.31%	0.31%	1.56%	7%
Year Ended June 30, 2021	10.32	0.17	(d)	0.11	0.28	(0.18)	—	(0.18)	10.42	2.70%	388,073	0.30%	0.30%	1.61%	17%
Year Ended June 30, 2020	10.21	0.20	(d)	0.12	0.32	(0.20)	(0.01)	(0.21)	10.32	3.21%	391,308	0.31%	0.31%	1.92%	36%
Year Ended June 30, 2019	9.90	0.22	(d)	0.31	0.53	(0.22)	—	(0.22)	10.21	5.45%	393,097	0.32%	0.32%	2.21%	27%
Year Ended June 30, 2018	10.08	0.19		(0.18)	0.01	(0.19)	—	(0.19)	9.90	0.13%	383,200	0.29%	0.29%	1.94%	26%
The Intermediate Term Municipal Bond II Portfolio HC Strategic Shares
Six Months ended December 31, 2022 (Unaudited)	$9.35	$0.09	(d)	$(0.36)	$(0.27)	$(0.10)	$—	$(0.10)	$8.98	(2.88)%	$77,325	0.37%	0.37%	2.01%	9%
Year Ended June 30, 2022	10.64	0.20	(d)	(1.17)	(0.97)	(0.20)	(0.12)	(0.32)	9.35	(9.35)%	87,001	0.37%	0.37%	1.96%	22%
Year Ended June 30, 2021	10.54	0.19	(d)	0.11	0.30	(0.19)	(0.01)	(0.20)	10.64	2.92%	89,738	0.32%	0.32%	1.80%	39%
Year Ended June 30, 2020	10.38	0.20	(d)	0.18	0.38	(0.21)	(0.01)	(0.22)	10.54	3.69%	79,986	0.30%	0.30%	1.95%	8%
Year Ended June 30, 2019	10.09	0.22	(d)	0.30	0.52	(0.22)	(0.01)	(0.23)	10.38	5.26%	78,705	0.31%	0.31%	2.16%	17%
Year Ended June 30, 2018	10.30	0.22		(0.21)	0.01	(0.22)	— (e)	(0.22)	10.09	0.07%	77,455	0.27%	0.27%	2.14%	22%

*  The expense ratios reflected do not include acquired fund fees and expenses of investment companies, in which a portfolio invests.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.

(d)  Per share amounts are based on average shares outstanding.

(e)  Amount rounds to less than $0.005 per share.

HC CAPITAL TRUST FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, 5TH FLOOR WEST CONSHOHOCKEN, PA 19428 SCAN TO VIEW MATERIALS & VOTE EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V07601-S63796 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees unanimously recommends you vote FOR the approval of the proposal: 1. To approve a Plan of Reorganization (the “Plan”) between The Intermediate Term Municipal Bond II Portfolio (the "Target Portfolio") and The Intermediate Term Municipal Bond Portfolio (the "Acquiring Portfolio"). The Plan provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (b) the distribution of such shares of the Acquiring Portfolio to the shareholders of the Target Portfolio; and (c) the liquidation and termination of the Target Portfolio (the “Reorganization”). For Against Abstain    If shareholders of the Target Portfolio do not approve that Target Portfolio’s Reorganization, no Reorganization will occur and the Board will consider what further action is appropriate for the Portfolios. Shareholders of the Target Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof. This proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as indicated or "FOR" the proposal if no choice is indicated. PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY. Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement is available at www.proxyvote.com V07602-S63796 SPECIAL MEETING OF SHAREHOLDERS OF THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO (the “Target Porfolio”) OF HC CAPITAL TRUST JUNE 20, 2023 The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the "Trust") representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Monday, June 20, 2023 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Part B

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2023

To the

Registration Statement on Form N-14 Filed by:

HC CAPITAL TRUST

On behalf of The Intermediate Term Municipal Bond Portfolio

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428
(800) 242-9596

Relating to the Special Meeting of Shareholders of The Intermediate Term Municipal Bond II Portfolio, to be held on June 20, 2023.

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus of The Intermediate Term Municipal Bond II Portfolio (the “Target Portfolio”), dated April 28, 2023, relating specifically to the Special Meeting of Shareholders of the Target Portfolio to be held on June 20, 2023 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust, at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, or calling (800) 242-9596. You can also access this information at www.hccapitalsolutions.com.

Table of Contents

Page

General Information	3
Incorporation by Reference	3
Supplemental Financial Information	3

General Information

This Statement of Additional Information relates to the (a) proposed acquisition of all of the assets and assumption of all of the liabilities of The Intermediate Term Municipal Bond II Portfolio (the “Target Portfolio”) by The Intermediate Term Municipal Bond Portfolio (the “Acquiring Portfolio”) in exchange for HC Strategic Shares of the Acquiring Portfolio; (b) the distribution of such HC Strategic Shares to the shareholders of the Target Portfolio; and (c) the liquidation and termination of the Target Portfolio (the “Reorganization”). Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this Statement of Additional Information. The Target Portfolio and the Acquiring Portfolio are each a series of HC Capital Trust.

Incorporation of Documents by Reference into the Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.	Statement of Additional Information dated November 1, 2022, for HC Capital Trust (filed via EDGAR on October 28, 2022, Accession No. 0001104659-22-112410).

2.	The audited financial statements and related report of the independent registered public accounting firm included in the HC Capital Trust Annual Report to Shareholders for the fiscal year ended June 30, 2022 (filed via EDGAR on September 2, 2022, Accession No. 0001398344-22-017911).

3.	The unaudited financial statements included in the HC Capital Trust Semi-Annual Report to Shareholders for the period ended December 31, 2022 (filed via EDGAR on March 6, 2023, Accession No. 0001398344-23-005532).

Supplemental Financial Information

The Acquiring Portfolio shall be the accounting and performance survivor in the Reorganization.  Additionally, there are no material differences in accounting policies of the Acquiring Portfolio as compared to those of the Target Portfolio.

A table showing the fees and expenses of the Acquiring Portfolio and Target Portfolio and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Expense Tables and Expense Examples” of the Proxy Statement/Prospectus.

The Reorganization is not expected to result in a material change to the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio.  Accordingly, a schedule of investments of the Target Portfolio modified to reflect such change is not included.  In addition, at this time, the portfolio managers do not anticipate any changes to the investment portfolio as a result of the Reorganization, and if any do occur, it is expected they will be de minimis.

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PART C: OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article VII of the Trust's Amended and Restated and Declaration of Trust and to Article VI of the Trust's By-Laws, which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933 (the "Act"), as amended, the Trust furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

1.	Charter

(a)(i)	Certificate of Trust filed on December 15, 1994 with the Secretary of State of Delaware (Incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998).

(a)(ii)	Certificate of Amendment to Certificate of Trust filed on April 25, 2006 with the Secretary of State of Delaware. (Incorporated herein by reference to Exhibit (a)(1)(b) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020).

(a)(iii)	Certificate of Amendment to Certificate of Trust filed on March 2, 2010 with the Secretary of State of Delaware. (Incorporated herein by reference to Exhibit (a)(1)(c) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020).

(b)	Amended and Restated Declaration and Agreement of Trust (as amended March 8, 2010) (Incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on March 12, 2010).

2.	By-Laws

Amended Bylaws of the Trust (as amended November 9, 1995, July 15, 1999, April 14, 2000, December 10, 2008, March 8, 2010, February 1, 2017, March 26, 2019 and March 10, 2020). (Incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

3.	Voting Trust Agreement affecting more than 5% of any class of equity securities of Registrant: Not applicable.

4.	Form of Plan of Reorganization attached as Exhibit A to the Prospectus/Proxy Statement and incorporated herein by reference.

5.	Instruments defining right of security holders. (All relevant provisions included in Exhibit (1), as referenced above.)

6.	Investment Advisory Contracts.

(a)(i)	Amended and Restated Investment Advisory Agreement dated March 9, 2021 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization – Mid Capitalization Equity Portfolio, The International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The Short-Term Municipal Bond Portfolio and The Intermediate-Term Municipal Bond Portfolio. (Incorporated herein by reference to Exhibit (d)(1)(a) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021).

(a)(ii)	Amended and Restated Investment Advisory Agreement dated March 9, 2021 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and The Intermediate Term Municipal Bond II Portfolio. (Incorporated herein by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021).

(a)(iii)	Appendix A, dated March 8, 2022, to the Amended and Restated Investment Advisory Agreement dated March 9, 2021 between the Trust and HC Capital Solutions (a division of, Hirtle, Callaghan & Co, LLC) related to The Institutional U.S. Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and The Intermediate Term Municipal Bond II Portfolio. (Incorporated herein by reference to Exhibit (d)(1)(c) of Post-Effective Amendment No. 96 filed with the Securities and Exchange Commission on August 29, 2022.)

(b)(i)	Portfolio Management Agreement, dated February 11, 2009, between the Trust and Standish Mellon Asset Management Company LLC with respect to The Intermediate Term Municipal Bond Portfolio. (Incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on August 31, 2009.)

(b)(ii)	Amendment, dated July 1, 2012, to the Portfolio Management Agreement dated February 11, 2009, between the Trust and Standish Mellon Asset Management Company LLC with respect to The Intermediate Term Municipal Bond Portfolio. (Incorporated herein by reference to Exhibit (d)(31)(a) of Post-Effective Amendment No. 60 filed with the Securities and Exchange Commission on August 29, 2012.)

(b)(iii)	Amendment No. 2, dated September 1, 2021, to the Portfolio Management Agreement dated December 5, 2008, between the Trust and Insight North America LLC with respect to The Intermediate Term Municipal Bond Portfolio. (Incorporated herein by reference to Exhibit (d)(7)(c) of Post-Effective Amendment No. 94 filed with the Securities and Exchange Commission on October 28, 2021.)

(c)	Portfolio Management Agreement, dated April 1, 2010, between the Trust and Breckinridge Capital Advisors, Inc. related to The Intermediate Term Municipal Bond II Portfolio. (Incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 53 filed with the Securities and Exchange Commission on June 18, 2010.)

(d)	Portfolio Management Agreement for the Fixed Income Portfolios (Options Overlay), dated March 1, 2021, between the Trust and Parametric Portfolio Associates, LLC related to The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. (Incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(e)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The Intermediate Term Municipal Bond Portfolio. (Incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(f)	Amended and Restated Portfolio Management Agreement, dated March 11, 2020, between the Trust and City of London Investment Management Company Limited related to The Intermediate Term Municipal Bond II Portfolio. (Incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(g)	Portfolio Management Agreement, dated December 15, 2020, between the Trust and Breckinridge Capital Advisors, Inc. related to The Intermediate Term Municipal Bond Portfolio. (Incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

7.	Distribution Agreement.

Distribution Agreement, dated December 31, 2019, between the Trust and Ultimus Fund Distributors, LLC. (Incorporated by reference to Exhibit (7) of Form N-14 filed with the Securities and Exchange Commission on January 14, 2020.)

8.	Bonus or Profit Sharing Contracts: Not applicable.

9.	Custodian Agreement.

(a)(i)	Custodian Agreement, dated February, 2006 between State Street Bank and Trust Company and the Trust. (Incorporated herein by reference to Exhibit (g)(a) of Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on October 31, 2006.)

(a)(ii)	Revised Schedule D, dated December 15, 2015, to the Custodian Agreement dated February, 2006, between State Street Bank and Trust Company and the Trust. (Incorporated by reference to Exhibit (g)(1)(c) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(b)	Foreign Custody Manager Delegation Agreement dated July 2, 2001, between Bankers Trust Company and the Trust. (Incorporated herein by reference to Exhibit (g)(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

(c)(i)	Global Securities Lending Agency Agreement, dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(1)(d) of Post-Effective Amendment No. 70 filed with the Securities and Exchange Commission on October 29, 2014.)

(c)(ii)	Exhibit A, dated February 12, 2019, to the Global Securities Lending Agency Agreement, dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(b) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(c)(iii)	First Amendment, dated July 29, 2015, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(c) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(c)(iv)	Second Amendment, dated August 15, 2017, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(d) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.).

(c)(v)	Third Amendment, dated March 27, 2018, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated by reference to Exhibit (g)(3)(e) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.).

(c)(vi)	Fourth Amendment, dated April 27, 2020, to the Global Securities Lending Agency Agreement dated May 30, 2014, between Citibank, N.A. and the Trust. (Incorporated herein by reference to Exhibit (g)(3)(f) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

10.	Rule 12b-1 Plans and Rule 18f-3 Plans.

(a)	Rule 12b-1 plan adopted December 10, 2009, revised March 8, 2010. (Incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on August 27, 2010.)

(b)	Plan pursuant to Rule 18f-3 adopted December 10, 2009, revised March 8, 2010. (Incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on August 27, 2010.)

11.	Opinion and Consent of Counsel that shares will be validly issued, fully paid and non-assessable: (Previously filed on Form N-14 of Registrant as filed with the Securities and Exchange Commission on March 17, 2023 and incorporated herein by reference thereto).

12.	Form of Opinion of Counsel with respect to tax consequences: Filed herewith as Exhibit 12.

13.	Other Material Contracts.

(a)(i)	Letter Agreement (a/k/a Compliance Services Agreement) between the Trust and Alaric Compliance Services LLC dated December 18, 2008. (Incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on August 31, 2009.)

(a)(ii)	Amendment, dated January 1, 2010, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008,, between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(b) of Post-Effective Amendment No. 81 filed with the Securities and Exchange Commission on October 28, 2016.)

(a)(iii)	Second Amendment, dated December 31, 2014, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008 between the Trust and Alaric Compliance Services, LLC. (Incorporated herein by reference to Exhibit (h)(4)(c) of Post-Effective Amendment No. 72 filed with the Securities and Exchange Commission on April 17, 2015.)

(a)(iv)	Third Amendment, dated December 15, 2015, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008 between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(d) of Post-Effective Amendment No. 81 filed with the Securities and Exchange Commission on October 28, 2016.)

(a)(v)	Fourth Amendment, dated January 1, 2018, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008, between the Trust and Alaric Compliance Services LLC. (Incorporated by reference to Exhibit (h)(1)(e) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(a)(vi)	Fifth Amendment, dated January 1, 2020, to Letter Agreement (a/k/a Compliance Services Agreement) dated December 18, 2008, between the Trust and Alaric Compliance Services LLC. (Incorporated herein by reference to Exhibit (h)(1)(f) of Post-Effective Amendment No. 91 filed with the Securities and Exchange Commission on August 27, 2020.)

(a)(vii)	Assignment and Amendment Agreement, dated December 7, 2021, between the Trust, Alaric Compliance Services LLC and Foreside Fund Officer Services, LLC. (Incorporated herein by reference to Exhibit (h)(1)(g) of Post-Effective Amendment No. 96 filed with the Securities and Exchange Commission on August 29, 2022.)

(b)(i)	Services Agreement, dated June 11, 2014, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 75 filed with the Securities and Exchange Commission on August 28, 2015.)

(b)(ii)	Amendment, dated March 31, 2015, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 72 filed with the Securities and Exchange Commission on April 17, 2015.)

(b)(iii)	Revised Schedule 5, dated December 15, 2015, to the Services Agreement dated June 11, 2014, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated by reference to Exhibit (h)(5)(c) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(b)(iv)	Amendment, dated March 13, 2018, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated by reference to Exhibit (h)(2)(d) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

(b)(v)	Amendment, dated March 26, 2019, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated by reference to Exhibit (h)(2)(e) of Post-Effective Amendment No. 88 filed with the Securities and Exchange Commission on August 27, 2019.)

(b)(vi)	Amendment, dated December 15, 2020, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(2)(f) of Post-Effective Amendment No. 93 filed with the Securities and Exchange Commission on August 27, 2021.)

(b)(vii)	Amendment, dated September 14, 2021, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014. (Incorporated herein by reference to Exhibit (h)(2)(g) of Post-Effective Amendment No. 94 filed with the Securities and Exchange Commission on October 28, 2021.)

(b)(viii)	Amendment, dated March 8, 2022, to Services Agreement between the Trust and Citi Fund Services Ohio, Inc. dated June 11, 2014 . (Incorporated herein by reference to Exhibit (h)(2)(h) of Post-Effective Amendment No. 96 filed with the Securities and Exchange Commission on August 29, 2022.)

(c)(i)	Transfer Agency Services Agreement, dated March 27, 2015, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 72 filed with the Securities and Exchange Commission on April 17, 2015.)

(c)(ii)	Revised Schedule 5, dated December 15, 2015, to the Transfer Agency Services Agreement dated March 27, 2015, between the Trust and Citi Fund Services Ohio, Inc. (Incorporated by reference to Exhibit (h)(6)(b) of Post-Effective Amendment No. 80 filed with the Securities and Exchange Commission on August 29, 2016.)

(c)(iii)	Amendment, dated December 6, 2016, to the Transfer Agency Services Agreement dated March 27, 2015, between the Trust and FIS Investor Services LLC. (Incorporated herein by reference to Exhibit (h)(3)(c) of Post-Effective Amendment No. 83 filed with the Securities and Exchange Commission on August 28, 2017.)

(d)	Adoption Agreement, dated January 31, 2018, between the Trust and BNY Mellon Asset Management North America Corporation. (Incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 85 filed with the Securities and Exchange Commission on August 28, 2018.)

14.	Consent of Independent Registered Public Accounting Firm: Filed herewith as Exhibit No. 14.

15.	Omitted Financial Statements: Not applicable.

16.	Powers of Attorney: Filed herewith as Exhibit No. 16.

17.	Additional Exhibits.

Item 17. Undertakings:

(i)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(ii)	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Exhibit List

(12)	Form of Opinion of Counsel with respect to tax consequences.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.

SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement on Form N-14 pursuant to Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the City of West Conshohocken and Commonwealth of Pennsylvania, on the 28th day of April, 2023.

HC Capital Trust

*
Geoffrey A. Trzepacz
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 2023.

*	Trustee	April 28, 2023
John M. Dyer

*	Trustee	April 28, 2023
Jarrett Burt Kling

*	Trustee	April 28, 2023
Geoffrey A. Trzepacz

*	Trustee	April 28, 2023
R. Richard Williams

*	Trustee	April 28, 2023
Richard W. Wortham, III

*By:	/s/ Colette Bergman
Colette Bergman
As Attorney-in-fact and Treasurer, Principal Financial Officer and Principal Accounting Officer